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EXHIBIT 99.1

CERTIFICATION BY CHIEF EXECUTIVE OFFICER
IN ACCORDANCE WITH SECTION 906 OF SARBANES-OXLEY ACT

        In accordance with Section 906 of the Sarbanes-Oxley Act, I, Burton J. Kunik, Chief Executive officer of Sharps Compliance Corp. (the "Company"), state and attest, to the best of my knowledge, that the Company's Form 10-KSB for the year ended June 30, 2002, and filed with the Securities and Exchange Commission on September 20, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934. The information contained in this Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BURTON J. KUNIK

Dr. Burton J. Kunik
Chairman of the Board,
and Chief Executive Officer
September 20, 2002

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CERTIFICATION BY CHIEF EXECUTIVE OFFICER IN ACCORDANCE WITH SECTION 906 OF SARBANES-OXLEY ACT